UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Invest in the dividends of a
growing developing world.

Special feature page 6

American Funds Developing World Growth and Income FundSM

Annual report for the year ended November 30, 2016

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	Lifetime (since 2/3/14)

Reflecting 5.75% maximum sales charge	2.96%	–3.82%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.33% for Class A shares as of the prospectus dated February 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2016, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.92%.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Invest in the dividends of a growing developing world.

Contents

1	Letter to investors
5	The value of a $10,000 investment
12	Summary investment portfolio
16	Financial statements
35	Board of trustees and other officers

Fellow investors:

The past 12 months were volatile for global equity markets. Sluggish growth, questions about the strength of China’s economy and the timing of a potential U.S. interest rate hike kept many investors in a state of unease.

Against this backdrop, American Funds Developing World Growth and Income Fund gained 5.45% with dividends reinvested for its fiscal year ended November 30, 2016. This trailed the 8.47% return of the fund’s benchmark, the MSCI Emerging Markets Index, which measures markets in more than 20 developing countries. Compared to the benchmark, the fund lagged in part due to strong returns for Chinese internet firms, which don’t meet the fund’s dividend-investment guidelines. The Lipper Emerging Markets Funds Index, a peer group, rose 8.76%.

Shareholders who reinvested their dividends realized an income return of 1.96%; for those taking dividends in cash, the return was 1.94%.

Market review

Emerging markets gained strength during the reporting period. Returns were fueled by a rebound in prices for oil and industrial commodities, a weaker U.S. dollar and market-friendly reforms in certain countries. Accommodative monetary policies also supported returns. By sector, materials, energy and information technology companies led gainers, while industrials and health care lagged.

Stocks in Brazil rallied impressively after several years of poor returns. The MSCI Brazil Index* surged 56.49%. The impeachment of President Dilma Rousseff and optimism that a change in political leadership would lift the country from its worst recession since the 1930s helped stimulate gains. A steady recovery in prices for iron ore and oil also bolstered Brazilian equities. The Brazilian real appreciated 16% against the dollar. In other Latin American markets, Mexican stocks tumbled 14.27% as the price of oil over the 12-month period weighed on the country’s growth

*	Unless otherwise indicated, equity and country stock returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

Results at a glance

For periods ended November 30, 2016, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class A shares)	3.48%	5.45%	–2.12%
MSCI Emerging Markets Index*	8.42	8.47	–0.08
Lipper Emerging Markets Funds Index†	7.40	8.76	0.60

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Source: MSCI.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Source: Thomson Reuters Lipper.

American Funds Developing World Growth and Income Fund	1

Largest equity holdings

(as of November 30, 2016)

Company	Country	Percent of net assets
Taiwan Semiconductor Manufacturing	Taiwan	4.4%
Delta Electronics	Taiwan	2.6
Sands China	Hong Kong	2.5
América Móvil	Mexico	2.4
Unilever	United Kingdom	2.2
MONETA Money Bank	Czech Republic	2.1
Savola Group	Saudi Arabia	2.0
Discovery	South Africa	2.0
Astra International	Indonesia	1.8
Shanghai Fosun Pharmaceutical	China	1.7

prospects and prompted government budget cuts. The peso fell 19% against the greenback, one of the sharpest declines for a developing world currency.

The MSCI China Index advanced 3.83% despite a steep selloff in January that was driven by heightened concern over the health of the country’s economy and the potential for a major devaluation of its currency. Fears eased following steady GDP growth in the first three quarters of 2016, as well as moves to reform debt-heavy, state-owned enterprises. The economy was largely supported by stimulus measures, such as funding new infrastructure projects and easing restrictions on property purchases.

Indonesia and Taiwan were bright spots in Asia. The MSCI Indonesia Index climbed 16.67%, helped by interest rate cuts and government reforms to attract foreign investment. A tax amnesty program was also launched as part of a plan to raise government funds for infrastructure projects and increase the country’s tax base. Taiwanese stocks soared 19.14%, boosted by strong gains for the country’s technology component suppliers and signs of strengthening exports. The MSCI India Index edged up 1.06% as progress on key economic reforms was stunted by the government’s surprise move in early November to pull high-denomination bank notes from circulation. Investors worried the recall would hinder growth in the world’s fastest-growing economy.

Stocks in Russia rose to their highest level in a year, advancing 23.54%. Returns were primarily buoyed by a rebound in the price of Brent crude — a key country export — and broadening optimism that the country’s economy was on the verge of growing again after five consecutive quarterly contractions.

Inside the portfolio

Several Taiwanese companies contributed to returns on a relative basis. Taiwan Semiconductor shares jumped 30.0% following the successful launch of Apple’s new iPhone 7. The company is a major manufacturer of microchips for Apple and other mobile device makers. CTCI, a provider of engineering consulting services, soared 43.1%, buoyed by a strong order backlog. Airtac International, a supplier of pneumatic components used by the automotive and electronics industries, registered a 70.0% gain on solid sales growth.

Consumer-related stocks also supported returns. Casino operators Sands China and Wynn Macau rose 45.9% and 49.0%, respectively, amid signs that business is improving in Macau after an anti-corruption campaign and travel restrictions had deterred visitors. Astra International, a near proxy for the Indonesian economy with its seven separate business lines, gained 30.2%. Shares of Shoprite, Africa’s largest food retailer, increased 35.5%. The company exceeded consensus profit estimates for its fiscal year and raised its dividend by 17%.

Investments in Mexico dampened returns, partly due to growing caution about the country’s economy and weakness in the peso. Telecommunications giant América Móvil declined 25.2%, real estate operator Fibra Uno sank 33.5% and retailer Grupo Sanborns slid 31.7%.

Saudi Arabia-based food retailer Savola and South Africa-based insurer Discovery were also notable detractors. Shares of Savola lost 30.8% amid increased political tension between Saudi Arabia and Iran, the latter of which is one of the company’s

2	American Funds Developing World Growth and Income Fund

major markets. Discovery shares fell 20.7%, weighed down by spending on new growth initiatives and turmoil in South Africa’s economy.

The road ahead

Launched in 2014, American Funds Developing World Growth and Income Fund aims to take advantage of long-term growth prospects and income opportunities in emerging markets by investing in firms that have consistently paid meaningful dividends over time. The fund’s assets are primarily invested in stocks domiciled in developing markets, however managers may also invest in developed market companies that draw a significant portion of their revenue from emerging markets.

Managers actively invest on a company-by-company basis, focusing on those with strong balance sheets, the ability to navigate difficult periods and a disciplined approach to increasing dividends over time. We believe this emphasis on higher quality, dividend-paying companies can help provide stability in volatile markets, and offers a unique combination of long-term growth and income opportunities.

Currently the fund’s growth and income objectives are being expressed through investments in consumer discretionary and consumer staples, which account for nearly a third of equity holdings.

Overall, emerging markets are recovering after a number of challenging years. Prices for oil and industrial commodities appear to have stabilized following a prolonged slump that derailed growth for commodity-rich countries in the developing world. Meanwhile, encouraging structural reforms are gaining traction in countries such as

Where the fund’s assets are invested*

Developed country equities	41.0%

The Americas
United States	4.0
Canada	.6

Europe
United Kingdom	5.2
Switzerland	2.0
France	1.7
Denmark	1.3
Turkey	1.3
Belgium	.7
Italy	.4

Asia/Pacific
Taiwan	11.6
Hong Kong	7.4
Singapore	1.8
Australia	1.5
South Korea	1.5

Developed country bonds	.1%

The Americas
United States	.1

Developing country equities	52.5%

The Americas
Brazil	6.2
Mexico	5.2
Peru	.8
Chile	.6

Europe
Russian Federation	4.9
Czech Republic	2.1

Asia/Pacific
China	9.1
Indonesia	4.9
India	4.0
Thailand	3.7
Philippines	1.5
Malaysia	.5

Africa/Middle East
South Africa	4.2
United Arab Emirates	2.8
Kingdom of Saudi Arabia	2.0

Developing country bonds	.5%

The Americas
Argentina	.3
Chile	.1
Columbia	.1

Short-term securities & other assets less liabilities	5.9%

Total	100.0%

*	Percent of net assets by country of domicile as of November 30, 2016.

American Funds Developing World Growth and Income Fund	3

The New Geography of Investing®

Investing in emerging markets doesn’t always mean buying shares of companies based in those countries. While just over 70% of American Funds Developing World Growth and Income Fund is invested in companies headquartered in emerging markets economies, it does have holdings in the developed world as well. The charts below show the countries and regions in which the fund’s equity investments are domiciled, and where the revenue is derived.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
▀	United States	4%	—
▀	Canada	1	—
▀	Europe	12	—
▀	Japan	—	—
▀	Asia-Pacific ex. Japan	11	—
▀	Emerging markets	72	100%
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
▀	United States	12%	9%
▀	Canada	1	—
▀	Europe	9	6
▀	Japan	2	2
▀	Asia-Pacific ex. Japan	6	1
▀	Emerging markets	70	82
	Total	100%	100%

Compared with the MSCI Emerging Markets Index as a percent of net assets. All figures include convertible securities. Source: Capital Group (as of November 30, 2016).

Indonesia and India, two of Asia’s fastest-growing economies.

The U.S. Federal Reserve raised interest rates in mid-December, just two weeks after the fund’s fiscal year-end. The dollar, meanwhile, has gained strength. Higher interest rates and a stronger dollar have, historically, provided headwinds for emerging markets. That said, we believe that growth prospects, population demographics and technological advancements remain favorable for emerging markets countries. Along with increasing wealth, these factors should spur demand for a range of consumer goods and financial services as people seek a higher quality of life.

We appreciate your trust and look forward to reporting to you again in six months.

Sincerely,

Shaw B. Wagener

Vice Chairman and President

January 12, 2017

For current information about the fund, visit americanfunds.com.

4	American Funds Developing World Growth and Income Fund

The value of a $10,000 investment

How a $10,000 investment has fared (for the period February 3, 2014, to November 30, 2016, with all distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results of the Lipper Emerging Markets Funds Index do not reflect any sales charges. Source: Thomson Reuters Lipper.
[3]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index. Source: MSCI.
[4]	For the period February 3, 2014, commencement of operations, through February 28, 2014.

Average annual total returns based on a $1,000 investment (for the periods ended November 30, 2016)*

		Lifetime
	1 year	(since 2/3/14)

Class A shares	–0.62%	–4.15%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect expense reimbursements, without which results would have been lower. Visit americanfunds.com for more information.

American Funds Developing World Growth and Income Fund	5

Invest in the dividends of a

growing developing world.

6	American Funds Developing World Growth and Income Fund

Times have changed in emerging markets.

No longer just satellite markets, developing economies are central drivers of growth for many companies, whether they be multinationals or homegrown businesses in emerging countries. From Asia to Latin America to Africa, consumers in these parts of the world are fueling and reshaping demand. According to a study by consultancy McKinsey & Company, annual consumption in these areas is estimated to reach $30 trillion and account for roughly 50% of spending worldwide by 2025.

“During the next 10 years, developing countries are expected to add about a billion people to the middle class and above,” says portfolio manager Noriko Chen. “They will account for nearly half of total global consumption. I believe it is going to have a transformational impact on the world’s economy.”

No longer are companies in the energy and materials sectors key sources of earnings growth for emerging markets. The focus has shifted to technology and consumer firms that are benefiting from the swift adoption of mobile phones, accelerating internet use and rising wealth.

While the managers of American Funds Developing World Growth and Income Fund seek investments exposed to these trends, they also focus on companies that pay steady dividends. Annualized dividend growth in developing markets is growing at a faster pace than more mature markets (see chart on page 9). In addition, payout ratios remain much lower, indicating that companies may have the ability to increase dividends as their earnings grow.

“By focusing on growth and income, the fund seeks to access developing markets in a way that provides the potential to reduce the effects of volatility,” says portfolio manager Shaw Wagener, who in the late 1980s began researching investments in these countries. “Over the years, we have found that emerging markets companies that pay dividends quite often turn out to be superior investments. As they mature, we expect dividends to play a more prominent role in total return.”

Lesser-known technology companies lead the way

The fund’s approach to tapping into rising living standards in emerging markets and investing in dividend growers didn’t lead to the creation of a portfolio stocked with recognizable holdings. While two of the fund’s largest holdings — Taiwan Semiconductor Manufacturing Company (TSMC) and Delta Electronics — may not be household names, they produce the electronic components that power mobile phones, tablets and laptops.

Founded in 1987, TSMC is now the world’s largest contract chipmaker and the second-largest company as measured by market value in the MSCI Emerging Markets Index. It has profited from the rapid embrace of the smartphone in emerging markets and throughout the world. The company, whose top

Noriko Chen

American Funds Developing World Growth and Income Fund	7

customers include Apple and Chinese telecommunications equipment giant Huawei Technologies, faces limited competition due to the staggering cost of building state-of-the-art manufacturing plants. Its primary rivals are Intel and Samsung Electronics.

“TSMC has benefited from demand for faster, lighter and more energy-efficient devices,” explains Shaw. “It has generated strong cash flow and has had a near monopoly on cutting-edge manufacturing designs. The reason they have been able to consistently maintain dominant market share position can be attributed to their founding principles: They are service-oriented, technologically driven and trusted by their customers to handle intellectual property.”

Currently the company is ramping up production on what are known as 10-nanometer chips, a process that is intended to allow electronics makers to build more features into smartphones. Portfolio managers believe demand for semi-conductors will continue to rise, spurred by growth in mobile content, cloud computing, industrial automation and self-driving automobiles.

Delta Electronics, which for many years supplied parts to Apple and Dell for personal computers, hopes to capitalize on the next wave of innovation by leveraging its expertise in power converters and sensors to develop factory-floor robots and battery-charging components for electronic vehicles — a step that will likely impact developing and developed markets alike.

On the hunt for promising local brands

The rise in emerging markets living standards has been fueled by favorable demographics. From Brazil to China, people have been spending more on everything from recreation to health care. And growing populations will continue to shape consumption habits. Consider that most of the world’s two billion millennials (those born between 1980 and 2000) are living in the emerging world.

Africa is one such place. Home to more than one billion people, the continent holds enormous potential for food retailers. The chief reason: As people move up the income scale, they often seek better quality foods and migrate to supermarkets. Shoprite Holdings, Africa’s largest food retailer, is ready to welcome a burgeoning customer base.

Formed in 1979, Shoprite has expanded well beyond its origins in South Africa and now has supermarkets in 15 countries, stretching from Angola to Zimbabwe. What’s more, the company has consistently raised its dividend over the past 20 years, underscoring its steady cash flows.

Africa, however, isn’t without its challenges. Grocery chains face a lack of formalized retailing infrastructure that is common in developed economies. This was the case in Nigeria. As Shoprite expanded there, it formed a joint venture with a real estate developer to build shopping centers as part of its larger blueprint for the country, where it currently operates 18 stores.

“Shoprite brought organized grocery retail to Nigeria, and I believe that a formal grocery retail market will continue to develop in sub-Saharan Africa over the next decade,” Shaw reports. “The company has built an impressive distribution system in the country, and thus far its business has proven to be relatively recession-proof.”

The past year is a great example. While some resource-rich countries in Africa have struggled with rising unemployment levels due to weaker prices for oil and industrial commodities, Shoprite’s fiscal profit for the 12 months ended June 30, 2016, rose 17% over the prior year. Sales increased 12%.

While investing in multinational companies has long been a means of gaining exposure to consumers in emerging markets, fund managers are also closely watching regional businesses that they feel have the capacity to become powerhouses.

According to Boston Consulting Group, from 2003 to 2013 the number of companies in Asia with more than $1 billion in annual revenue jumped sixfold to more than 1,000. In Latin America, Africa and the Middle East, it doubled to more than 700.

“Over the long term, I continue to look for consumer companies that are based in developing countries but show the potential to expand into adjacent countries and create a solid regional brand,” states Noriko. “For instance, Thai Beverage has a goal of generating 50% of its revenue outside Thailand by 2020. The company expanded into Singapore in 2013 through an acquisition that enhanced its distribution system and is weighing opportunities to grow in Vietnam, Cambodia and the Philippines — markets that all look appealing from a consumption standpoint.”

Shaw Wagener

8	American Funds Developing World Growth and Income Fund

Dividend per share growth

Annualized dividend growth since December 2003

Dividends on the rise in emerging markets

Looking for companies growing their dividend? Cast a global eye.

As of September 30, 2016, dividends per share have grown at an annualized rate of 7.8% (in local currency terms) for companies listed in the MSCI Emerging Markets Index since the start of 2004. That compares with a 6.3% increase for the MSCI World Index and 5.0% for the MSCI EAFE (Europe, Australasia, Far East) Index (see chart).

As emerging markets companies continue to mature, we expect dividends to play a prominent role in total return. In addition, payout ratios have remained low, which for some companies may indicate a desire to increase dividends as their revenue and earnings grow.

Payout ratios*

Lower payout ratios in emerging markets leaves room for more dividend increases.

* Dividend payout ratios for trailing four quarters as of September 30, 2016. Source: RIMES.

American Funds Developing World Growth and Income Fund	9

“To truly understand a developing country,
it’s imperative to travel outside the capital.”
— Chapman Taylor

The road less traveled

When visiting developing countries to cultivate investment ideas, portfolio manager Chapman Taylor likes to stray from the beaten path to gain additional insight into the area’s economy and politics.

“In many emerging markets the capital city represents the dominant economic force, but only 10% to 30% of the population base,” says Chapman, who spent 15 years working in Capital Group’s Singapore office. “To truly understand a developing country, it’s imperative to travel outside the capital.”

Five years ago that thinking led Chapman to the city of Surakarta in Central Java, Indonesia. There, through a local contact, he met the city’s mayor and came away with a favorable impression. Chapman’s timing was fortunate. That man was Joko Widodo, who later became governor of the nation’s capital, Jakarta. Then, in October 2014, he was elected Indonesia’s president.

Known as Jokowi, he rose to political power without the usual pedigree of past Indonesian presidents who came from politically-connected families or high-ranking military posts. Jokowi stumbled his first year in office — as did Indonesian stocks — as he sought to build consensus for his business-friendly reforms. Chapman remained patient however, and the market rebounded as Jokowi succeeded in cutting bureaucratic red tape, speeding up infrastructure projects and improving tax collections.

“It was obvious when I knew him as mayor of Solo that he was much more politically astute than he was given credit for,” Chapman relates. “When he assumed office many people wondered if he would be outmaneuvered by the political elite. It turns out he has outsmarted them and built a sturdy base of support.”

In recent years a number of strong-minded leaders in developing nations have begun to foster initiatives to improve economic growth and boost foreign investment in their countries. And this has led the fund’s managers to travel to countries where there is constructive reform momentum and solid fiscal policy.

Noriko adds, “It’s essential that we visit these countries on a regular basis to meet with a variety of people — be it management teams, government officials or regulators. It allows us to spot trends and hear anecdotal information that we might otherwise miss. Once we read about it in a company’s earnings report, it’s usually too late to purchase the stock at a reasonable valuation.” ■

Chapman Taylor

10	American Funds Developing World Growth and Income Fund

A desire for dividends

For many investors, the attraction of emerging markets has been their growth story, not the promise of dividend checks. Companies in these countries, by and large, were not seen as particularly shareholder friendly when it came to returning capital. But as it turns out, dividends have been a significant contributor to total returns in emerging markets stocks.

“Dividend income is every bit as important to long-term returns in emerging markets as it is in developed,” emphasizes Shaw. “We spend a good deal of time studying company dividend policies and their dividend payout ratios. If you look at a 15-year history, the difference between emerging markets companies that pay a dividend and those that do not has resulted in a significant disparity in annual returns.”

Moreover, those that pay reliable dividends have generally done very well, providing a cushion in times of volatility. Since 2003, companies paying a dividend and growing it have generated an annualized return of 14.84%.†

The reasons for investing in dividend-paying companies in emerging markets mirror those for developed markets: Dividends can be an indicator of effective corporate governance and a successful management team focused on the best interests of shareholders. They imply that a company is confident in its balance sheet as well as in its expectation to grow earnings and cash flows to support future payments.

Once a dividend is initiated, companies are loath to cut it as it may send a negative sign about future business prospects — driving valuations down. Additionally, a commitment to steady payments forces management to think wisely about capital expenditures and acquisitions.

The desire to capitalize on the growth potential of developing economies does not necessarily require a focus on more volatile investments. Long-term investors may in fact be better served by focusing on companies that have a solid reputation as dividend payers.

*	Results for the MSCI Emerging Markets Index reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI (as of November 30, 2016). Results are for the period 12/31/1998–9/30/2016.
†	By comparison, those companies that have not paid a dividend have only been able to produce a return of 0.26%, according to financial data and analytics provider FactSet. Source: FactSet.

American Funds Developing World Growth and Income Fund	11

Summary investment portfolio November 30, 2016

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Taiwan	11.63%
China	9.05
Hong Kong	7.41
Brazil	6.17
Mexico	5.22
United Kingdom	5.18
Indonesia	4.92
Russian Federation	4.88
South Africa	4.24
Other countries	35.41
Short-term securities & other assets less liabilities	5.89

Common stocks 90.35%	Shares	Value (000)
Financials 15.02%
MONETA Money Bank, AS, non-registered shares[1,2]	14,395,258	$47,035
Discovery Ltd.[1]	5,620,366	44,474
First Gulf Bank PJSC[1]	11,899,338	37,644
China Pacific Insurance (Group) Co., Ltd., Class H1	8,925,400	34,644
Moscow Exchange MICEX-RTS PJSC[1]	17,407,397	32,077
Union National Bank PJSC[1]	20,465,786	25,154
Credicorp Ltd.	122,200	19,148
Other securities		101,271
		341,447

Consumer staples 13.91%
Unilever PLC[1]	1,244,040	49,660
Thai Beverage PCL[1]	55,467,000	33,798
Shoprite Holdings Ltd.[1]	2,234,408	29,702
Carlsberg A/S1	341,587	28,967
Nestlé SA1	383,019	25,768
Philip Morris International Inc.	267,100	23,580
Magnit PJSC[1]	140,000	22,899
British American Tobacco PLC[1]	413,200	22,660
Danone SA1	317,894	19,965
Other securities		59,076
		316,075

Information technology 12.61%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	14,911,000	85,438
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	13,990
Delta Electronics, Inc.[1]	11,827,407	59,310
MediaTek Inc.[1]	3,394,000	23,526
Quanta Computer Inc.[1]	10,325,000	19,219
Broadcom Ltd.	105,800	18,038
Other securities		66,994
		286,515

Consumer discretionary 12.12%
Sands China Ltd.[1]	11,380,000	55,906
Astra International Tbk PT1	75,585,000	41,996
Matahari Department Store Tbk PT1	26,227,800	27,840
Wynn Macau, Ltd.[1]	10,999,600	20,339
Pacific Textiles Holdings Ltd.[1]	16,554,791	19,263
PT Surya Citra Media Tbk[1]	100,412,000	18,542
Other securities		91,508
		275,394

12	American Funds Developing World Growth and Income Fund

	Shares	Value (000)
Telecommunication services 7.95%
América Móvil, SAB de CV, Series L (ADR)	4,554,900	$55,160
HKT Trust and HKT Ltd., units[1]	23,480,960	30,615
Bharti Airtel Ltd.[1]	5,170,957	24,484
Singapore Telecommunications Ltd.[1]	8,245,700	21,673
Globe Telecom, Inc.[1]	719,605	21,226
Other securities		27,405
		180,563

Industrials 7.61%
CCR SA, ordinary nominative	8,672,300	37,720
CTCI Corp.[1]	16,667,000	26,306
BTS Rail Mass Transit Growth Infrastructure Fund[1]	52,714,700	17,300
Other securities		91,701
		173,027

Materials 5.72%
Alrosa PJSC[1]	26,543,853	38,335
Vale SA, Class A, preferred nominative	4,848,867	36,631
LafargeHolcim Ltd.[1]	383,861	20,466
Other securities		34,601
		130,033

Health care 4.46%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,465,500	39,169
Odontoprev SA, ordinary nominative	6,531,100	22,594
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	7,598,500	18,982
Other securities		20,571
		101,316

Energy 3.17%
Coal India Ltd.[1]	5,019,319	22,629
Türkiye Petrol Rafinerileri AS1	999,581	19,965
Other securities		29,499
		72,093

Real estate 2.96%
Fibra Uno Administración, SA de CV	21,389,900	33,027
Other securities		34,206
		67,233

Utilities 2.59%
Other securities		58,782

Miscellaneous 2.23%
Other common stocks in initial period of acquisition		50,718

Total common stocks (cost: $2,202,981,000)		2,053,196

Preferred securities 0.49%
Consumer discretionary 0.49%
Other securities		11,130

Total preferred securities (cost: $10,799,000)		11,130

Rights & warrants 2.54%
Consumer staples 2.54%
Savola Group Co., warrants, expire 2017[1,3]	4,438,500	45,651
Other securities		12,205
		57,856

Total rights & warrants (cost: $80,402,000)		57,856

American Funds Developing World Growth and Income Fund	13

Convertible bonds 0.15%	Principal amount (000)	Value (000)
Energy 0.15%
Other securities		$3,426

Total convertible bonds (cost: $6,505,000)		3,426

Bonds, notes & other debt instruments 0.58%
Other 0.58%
Other securities		13,251

Total bonds, notes & other debt instruments (cost: $13,131,000)		13,251

Short-term securities 6.40%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.53% due 12/1/2016	$20,000	20,000
CPPIB Capital Inc. 0.69% due 1/6/2017[3]	20,000	19,990
Federal Home Loan Bank 0.52% due 2/15/2017	30,000	29,969
General Electric Co. 0.36%–0.48% due 12/1/2016–12/29/2016	47,450	47,445
Victory Receivables Corp. 0.80% due 12/2/2016[3]	17,300	17,300
Other securities		10,599

Total short-term securities (cost: $145,296,000)		145,303
Total investment securities 100.51% (cost: $2,459,114,000)		2,284,162
Other assets less liabilities (0.51)%		(11,588)

Net assets 100.00%		$2,272,574

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $384,000, which represented .02% of the net assets of the fund.

14	American Funds Developing World Growth and Income Fund

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $13,931,000.

					Unrealized
			Contract amount		depreciation
			Receive	Deliver	at 11/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
British pounds	1/11/2017	Bank of America, N.A.	$3,555	£2,850	$(16)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,693,093,000, which represented 74.50% of the net assets of the fund. This amount includes $1,635,237,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $114,343,000, which represented 5.03% of the net assets of the fund.

Key to abbreviation and symbol

ADR = American Depositary Receipts

£ = British pounds

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	15

Financial statements

Statement of assets and liabilities
at November 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,459,114)		$2,284,162
Cash		217
Cash denominated in currencies other than U.S. dollars (cost: $3,588)		3,596
Receivables for:
Sales of investments	$1,534
Sales of fund’s shares	6,585
Dividends and interest	2,172
Other	109	10,400
		2,298,375
Liabilities:
Unrealized depreciation on open forward currency contracts		16
Payables for:
Purchases of investments	18,281
Repurchases of fund’s shares	4,145
Closed forward currency contracts	368
Investment advisory services	1,407
Services provided by related parties	785
Trustees’ deferred compensation	364
Other	435	25,785
Net assets at November 30, 2016		$2,272,574

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,762,407
Undistributed net investment income		3,241
Accumulated net realized loss		(318,128)
Net unrealized depreciation		(174,946)
Net assets at November 30, 2016		$2,272,574

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (252,698 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share
Class A	$1,312,329	145,897	$8.99
Class B	151	17	8.98
Class C	109,181	12,198	8.95
Class F-1	91,134	10,134	8.99
Class F-2	675,321	75,051	9.00
Class 529-A	26,801	2,983	8.99
Class 529-B	18	2	8.98
Class 529-C	4,137	463	8.94
Class 529-E	849	95	8.98
Class 529-F-1	1,812	201	8.99
Class R-1	1,272	142	8.96
Class R-2	7,082	792	8.94
Class R-2E	29	3	8.98
Class R-3	6,681	744	8.97
Class R-4	5,731	638	8.99
Class R-5E	10	1	8.98
Class R-5	4,194	466	9.00
Class R-6	25,842	2,871	9.00

See Notes to Financial Statements

16	American Funds Developing World Growth and Income Fund

Statement of operations
for the year ended November 30, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,557)	$68,514
Interest (net of non-U.S. taxes of $4)	2,708	$71,222
Fees and expenses*:
Investment advisory services	16,160
Distribution services	4,539
Transfer agent services	3,850
Administrative services	552
Reports to shareholders	256
Registration statement and prospectus	603
Trustees’ compensation	350
Auditing and legal	151
Custodian	1,171
Other	12
Total fees and expenses before reimbursement	27,644
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		27,644
Net investment income		43,578

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments	(206,724)
Forward currency contracts	883
Currency transactions	173	(205,668)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $94)	273,172
Forward currency contracts	(275)
Currency translations	50	272,947
Net realized loss and unrealized appreciation		67,279
Net increase in net assets resulting from operations		$110,857

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

Statements of changes in net assets
	(dollars in thousands)

	Year ended November 30
	2016	2015
Operations:
Net investment income	$43,578	$39,661
Net realized loss	(205,668)	(102,800)
Net unrealized appreciation (depreciation)	272,947	(404,170)
Net increase (decrease) in net assets resulting from operations	110,857	(467,309)

Dividends paid to shareholders from net investment income	(41,936)	(38,327)

Net capital share transactions	109,556	582,082

Total increase in net assets	178,477	76,446

Net assets:
Beginning of year	2,094,097	2,017,651
End of year (including undistributed net investment income: $3,241 and $1,610, respectively)	$2,272,574	$2,094,097

See Notes to Financial Statements

American Funds Developing World Growth and Income Fund	17

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

18	American Funds Developing World Growth and Income Fund

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related

American Funds Developing World Growth and Income Fund	19

corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$50,723	$290,724	$—	$341,447
Consumer staples	39,665	276,410	—	316,075
Information technology	54,425	232,090	—	286,515
Consumer discretionary	22,402	252,992	—	275,394
Telecommunication services	55,160	125,403	—	180,563
Industrials	37,720	135,307	—	173,027
Materials	49,336	80,697	—	130,033
Health care	22,594	78,722	—	101,316
Energy	8,468	63,625	—	72,093
Real estate	33,027	34,206	—	67,233
Utilities	24,338	34,444	—	58,782
Miscellaneous	20,101	30,617	—	50,718
Preferred securities	11,130	—	—	11,130
Rights & warrants	—	57,856	—	57,856
Convertible bonds	—	3,426	—	3,426
Bonds, notes & other debt instruments	—	13,251	—	13,251
Short-term securities	—	145,303	—	145,303
Total	$429,089	$1,855,073	$—	$2,284,162

20	American Funds Developing World Growth and Income Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(16)	$—	$(16)

*	Securities with a value of $1,635,237,000, which represented 71.96% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

American Funds Developing World Growth and Income Fund	21

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$16
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	368
			$—		$384

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$883	Net unrealized depreciation on forward currency contracts	$(275)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

22	American Funds Developing World Growth and Income Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2016, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Liabilities:
Bank of America, N.A.	$384	$—	$(381)	$—	$3

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2013, the year the fund commenced operations, and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2016, the fund reclassified $11,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$4,988
Capital loss carryforward*	(318,144)
Gross unrealized appreciation on investment securities	140,518
Gross unrealized depreciation on investment securities	(316,852)
Net unrealized depreciation on investment securities	(176,334)
Cost of investment securities	2,460,496

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

American Funds Developing World Growth and Income Fund	23

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2016		2015
Class A	$24,620		$22,078
Class B	3		7
Class C	1,275		1,317
Class F-1	1,749		2,030
Class F-2	12,854		11,988
Class 529-A	460		360
Class 529-B	—	*	—	*
Class 529-C	43		35
Class 529-E	14		11
Class 529-F-1	33		22
Class R-1	17		19
Class R-2	71		43
Class R-2E	—	*	—	*
Class R-3	98		62
Class R-4	107		68
Class R-5E†	—	*	—
Class R-5	77		37
Class R-6	515		250
Total	$41,936		$38,327

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.660% on such assets in excess of $2.5 billion. On December 3, 2015, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2016, decreasing the annual rates on daily net assets in excess of $4 billion to 0.640%. For the year ended November 30, 2016, the investment advisory services fee was $16,160,000, which was equivalent to an annualized rate of 0.758% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior

24	American Funds Developing World Growth and Income Fund

15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From December 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended November 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$3,031		$2,714		$128		Not applicable
Class B	3		1		Not applicable		Not applicable
Class C	1,089		234		54		Not applicable
Class F-1	226		114		45		Not applicable
Class F-2	Not applicable		682		287		Not applicable
Class 529-A	47		45		12		$19
Class 529-B	—	*	—	*	—	*	—	*
Class 529-C	38		7		2		3
Class 529-E	4		—	*	—	*	1
Class 529-F-1	—		3		1		1
Class R-1	14		2		1		Not applicable
Class R-2	46		28		3		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	28		11		3		Not applicable
Class R-4	13		6		3		Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		2		2		Not applicable
Class R-6	Not applicable		1		11		Not applicable
Total class-specific expenses	$4,539		$3,850		$552		$24

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other

American Funds Developing World Growth and Income Fund	25

American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $350,000 in the fund’s statement of operations reflects $336,000 in current fees (either paid in cash or deferred) and a net increase of $14,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2016

Class A	$352,235	40,490	$24,392		2,762		$(359,077)	(41,231)	$17,550	2,021
Class B	38	4	3		—	[2]	(415)	(48)	(374)	(44)
Class C	23,230	2,665	1,271		144		(29,689)	(3,433)	(5,188)	(624)
Class F-1	53,769	6,076	1,725		195		(68,684)	(7,891)	(13,190)	(1,620)
Class F-2	330,528	37,541	12,220		1,382		(255,776)	(29,573)	86,972	9,350
Class 529-A	7,901	900	460		52		(3,381)	(384)	4,980	568
Class 529-B	5	1	—	[2]	—	[2]	(22)	(3)	(17)	(2)
Class 529-C	1,694	194	43		5		(1,007)	(113)	730	86
Class 529-E	385	44	14		2		(234)	(26)	165	20
Class 529-F-1	1,054	119	33		4		(546)	(61)	541	62
Class R-1	303	34	17		2		(692)	(77)	(372)	(41)
Class R-2	4,616	522	71		8		(2,197)	(249)	2,490	281
Class R-2E	20	2	—	[2]	—	[2]	—	—	20	2
Class R-3	4,681	527	98		11		(2,847)	(329)	1,932	209
Class R-4	3,564	403	107		12		(1,944)	(217)	1,727	198
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	1,983	223	76		9		(607)	(69)	1,452	163
Class R-6	13,075	1,517	515		58		(3,452)	(388)	10,138	1,187
Total net increase (decrease)	$799,081	91,262	$41,045		4,646		$(730,570)	(84,092)	$109,556	11,816

26	American Funds Developing World Growth and Income Fund

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2015

Class A	$576,953	57,350	$21,920		2,284		$(290,334)	(30,124)	$308,539	29,510
Class B	274	27	7		1		(607)	(60)	(326)	(32)
Class C	47,985	4,756	1,311		137		(32,092)	(3,308)	17,204	1,585
Class F-1	72,860	7,254	2,023		210		(76,229)	(7,788)	(1,346)	(324)
Class F-2	511,428	51,514	10,782		1,119		(294,286)	(31,320)	227,924	21,313
Class 529-A	11,845	1,171	360		38		(2,548)	(260)	9,657	949
Class 529-B	12	1	1		—	[2]	(82)	(8)	(69)	(7)
Class 529-C	2,098	210	35		4		(646)	(68)	1,487	146
Class 529-E	392	40	11		1		(177)	(19)	226	22
Class 529-F-1	1,036	101	22		2		(338)	(35)	720	68
Class R-1	676	65	19		2		(315)	(32)	380	35
Class R-2	4,359	436	43		5		(1,076)	(112)	3,326	329
Class R-2E	—	—	—	[2]	—	[2]	(9)	(1)	(9)	(1)
Class R-3	3,642	365	62		8		(1,163)	(119)	2,541	254
Class R-4	3,722	370	68		7		(1,439)	(147)	2,351	230
Class R-5E3	10	1	—		—		—	—	10	1
Class R-5	2,373	240	37		4		(211)	(21)	2,199	223
Class R-6	7,719	789	248		26		(699)	(72)	7,268	743

Total net increase (decrease)	$1,247,384	124,690	$36,949		3,848		$(702,251)	(73,494)	$582,082	55,044

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $604,042,000 and $509,071,000, respectively, during the year ended November 30, 2016.

American Funds Developing World Growth and Income Fund	27

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]
Class A:
Year ended 11/30/2016	$8.69	$.18	$.29	$.47	$(.17)	$8.99	5.45%		$1,312		1.33%		1.33%		2.02%
Year ended 11/30/2015	10.86	.17	(2.18)	(2.01)	(.16)	8.69	(18.65)		1,251		1.32		1.32		1.70
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.17	.81	.98	(.12)	10.86	9.75	[6]	1,242		1.40	[7]	1.39	[7]	1.81	[7]
Class B:
Year ended 11/30/2016	8.67	.12	.28	.40	(.09)	8.98	4.64		—	[8]	2.13		2.13		1.33
Year ended 11/30/2015	10.83	.09	(2.15)	(2.06)	(.10)	8.67	(19.12)		—	[8]	2.03		2.02		.90
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.10	.82	.92	(.09)	10.83	9.15	[6]	1		2.10	[7]	2.09	[7]	1.13	[7]
Class C:
Year ended 11/30/2016	8.66	.11	.28	.39	(.10)	8.95	4.55		109		2.14		2.14		1.22
Year ended 11/30/2015	10.83	.09	(2.16)	(2.07)	(.10)	8.66	(19.18)		111		2.07		2.07		.95
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.09	.83	.92	(.09)	10.83	9.17	[6]	122		2.14	[7]	2.13	[7]	.94	[7]
Class F-1:
Year ended 11/30/2016	8.70	.18	.29	.47	(.18)	8.99	5.40		91		1.30		1.30		2.04
Year ended 11/30/2015	10.86	.17	(2.17)	(2.00)	(.16)	8.70	(18.52)		102		1.26		1.26		1.72
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.18	.80	.98	(.12)	10.86	9.80	[6]	131		1.34	[7]	1.33	[7]	1.91	[7]
Class F-2:
Year ended 11/30/2016	8.70	.20	.30	.50	(.20)	9.00	5.81		676		1.04		1.04		2.26
Year ended 11/30/2015	10.87	.21	(2.19)	(1.98)	(.19)	8.70	(18.37)		572		1.00		1.00		2.08
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.16	.85	1.01	(.14)	10.87	10.02	[6]	482		1.07	[7]	1.07	[7]	1.75	[7]
Class 529-A:
Year ended 11/30/2016	8.69	.17	.30	.47	(.17)	8.99	5.44		27		1.39		1.39		1.95
Year ended 11/30/2015	10.85	.18	(2.17)	(1.99)	(.17)	8.69	(18.52)		21		1.25		1.25		1.79
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.15	.82	.97	(.12)	10.85	9.62	[6]	16		1.50	[7]	1.49	[7]	1.60	[7]
Class 529-B:
Year ended 11/30/2016	8.67	.14	.29	.43	(.12)	8.98	4.97	[9]	—	[8]	1.89	[9]	1.89	[9]	1.56	[9]
Year ended 11/30/2015	10.84	.09	(2.17)	(2.08)	(.09)	8.67	(19.28)[9]		—	[8]	2.12	[9]	2.12	[9]	.89	[9]
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.07	.85	.92	(.08)	10.84	9.14	[6,9]	—	[8]	2.18	[7,9]	2.17	[7,9]	.74	[7,9]

28	American Funds Developing World Growth and Income Fund

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]
Class 529-C:
Year ended 11/30/2016	$8.65	$.10	$.29	$.39	$(.10)	$8.94	4.52%	$4		2.21%		2.21%		1.14%
Year ended 11/30/2015	10.83	.09	(2.17)	(2.08)	(.10)	8.65	(19.29)	3		2.13		2.13		.92
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.08	.83	.91	(.08)	10.83	9.11 [6]	2		2.20	[7]	2.19	[7]	.91	[7]
Class 529-E:
Year ended 11/30/2016	8.68	.16	.30	.46	(.16)	8.98	5.28	1		1.56		1.56		1.79
Year ended 11/30/2015	10.85	.15	(2.18)	(2.03)	(.14)	8.68	(18.81)	1		1.51		1.51		1.51
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.13	.83	.96	(.11)	10.85	9.56 [6]	1		1.62	[7]	1.61	[7]	1.40	[7]
Class 529-F-1:
Year ended 11/30/2016	8.69	.19	.30	.49	(.19)	8.99	5.64	2		1.19		1.19		2.15
Year ended 11/30/2015	10.86	.19	(2.18)	(1.99)	(.18)	8.69	(18.48)	1		1.12		1.12		1.94
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.15	.84	.99	(.13)	10.86	9.87 [6]	1		1.18	[7]	1.17	[7]	1.63	[7]
Class R-1:
Year ended 11/30/2016	8.66	.12	.29	.41	(.11)	8.96	4.72	1		2.06		2.06		1.32
Year ended 11/30/2015	10.83	.10	(2.17)	(2.07)	(.10)	8.66	(19.15)	1		1.99		1.99		1.05
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.10	.82	.92	(.09)	10.83	9.17 [6]	2		2.08	[7]	2.08	[7]	1.06	[7]
Class R-2:
Year ended 11/30/2016	8.64	.10	.30	.40	(.10)	8.94	4.63	7		2.14		2.14		1.12
Year ended 11/30/2015	10.82	.09	(2.17)	(2.08)	(.10)	8.64	(19.33)	4		2.19		2.19		.92
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.08	.84	.92	(.10)	10.82	9.17 [6]	2		2.11	[7]	2.11	[7]	.90	[7]
Class R-2E:
Year ended 11/30/2016	8.69	.16	.29	.45	(.16)	8.98	5.20 [9]	—	[8]	1.67	[9]	1.60	[9]	1.79	[9]
Year ended 11/30/2015	10.85	.14	(2.13)	(1.99)	(.17)	8.69	(18.47)[9]	—	[8]	1.29	[9]	1.27	[9]	1.36	[9]
Period from 8/29/2014 to 11/30/2014[4,10]	11.67	.01	(.76)	(.75)	(.07)	10.85	(6.46)[6,9]	—	[8]	.35	[6,9]	.35	[6,9]	.09	[6,9]
Class R-3:
Year ended 11/30/2016	8.68	.15	.29	.44	(.15)	8.97	5.10	7		1.61		1.61		1.69
Year ended 11/30/2015	10.84	.15	(2.17)	(2.02)	(.14)	8.68	(18.77)	5		1.56		1.55		1.49
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.11	.85	.96	(.12)	10.84	9.54 [6]	3		1.62	[7]	1.62	[7]	1.17	[7]

See page 30 for footnotes.

American Funds Developing World Growth and Income Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements		Ratio of expenses to average net assets after waivers/ reimbursements[3]		Ratio of net income to average net assets[3]
Class R-4:
Year ended 11/30/2016	$8.69	$.18		$.30	$.48	$(.18)	$8.99	5.56%	$6		1.29%		1.29%		2.04%
Year ended 11/30/2015	10.86	.18		(2.18)	(2.00)	(.17)	8.69	(18.57)	4		1.24		1.23		1.86
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.13		.86	.99	(.13)	10.86	9.82 [6]	2		1.33	[7]	1.32	[7]	1.42	[7]
Class R-5E:
Year ended 11/30/2016	8.69	.20		.29	.49	(.20)	8.98	5.65	—	[8]	1.13		1.13		2.22
Period from 11/20/2015 to 11/30/2015[4,11]	8.95	—	[12]	(.26)	(.26)	—	8.69	(2.90)[6]	—	[8]	.03	[6]	.03	[6]	.01	[6]
Class R-5:
Year ended 11/30/2016	8.70	.20		.31	.51	(.21)	9.00	5.87	4		.98		.98		2.30
Year ended 11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.32)	3		.92		.92		2.08
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.19		.82	1.01	(.14)	10.87	10.02 [6]	1		1.05	[7]	1.04	[7]	2.06	[7]
Class R-6:
Year ended 11/30/2016	8.70	.22		.29	.51	(.21)	9.00	5.93	26		.93		.93		2.44
Year ended 11/30/2015	10.87	.20		(2.17)	(1.97)	(.20)	8.70	(18.28)	15		.88		.88		2.06
Period from 2/3/2014 to 11/30/2014[4,5]	10.00	.08		.93	1.01	(.14)	10.87	10.05 [6]	10		.98	[7]	.97	[7]	.94	[7]

	Year ended		For the period
	2016	2015	2/3/2014 to 11/30/2014[4,5,6]
Portfolio turnover rate for all share classes	25%	29%	20%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed a portion of miscellaneous fees and expenses.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	For the period February 3, 2014, commencement of operations, through November 30, 2014.
[6]	Not annualized.
[7]	Annualized.
[8]	Amount less than $1 million.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Class R-2E shares were offered beginning August 29, 2014.
[11]	Class R-5E shares were offered beginning November 20, 2015.
[12]	Amount less than $.01.

See Notes to Financial Statements

30	American Funds Developing World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Developing World Growth and Income Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
January 12, 2017

American Funds Developing World Growth and Income Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2016, through November 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American Funds Developing World Growth and Income Fund

	Beginning account value 6/1/2016	Ending account value 11/30/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,034.85	$6.33	1.24%
Class A - assumed 5% return	1,000.00	1,018.85	6.28	1.24
Class B - actual return	1,000.00	1,031.35	10.44	2.05
Class B - assumed 5% return	1,000.00	1,014.79	10.35	2.05
Class C - actual return	1,000.00	1,031.17	10.64	2.09
Class C - assumed 5% return	1,000.00	1,014.59	10.56	2.09
Class F-1 - actual return	1,000.00	1,035.32	6.43	1.26
Class F-1 - assumed 5% return	1,000.00	1,018.75	6.38	1.26
Class F-2 - actual return	1,000.00	1,036.67	5.16	1.01
Class F-2 - assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class 529-A - actual return	1,000.00	1,035.95	6.89	1.35
Class 529-A - assumed 5% return	1,000.00	1,018.30	6.83	1.35
Class 529-B - actual return	1,000.00	1,033.29	8.97	1.76
Class 529-B - assumed 5% return	1,000.00	1,016.24	8.90	1.76
Class 529-C - actual return	1,000.00	1,029.86	10.94	2.15
Class 529-C - assumed 5% return	1,000.00	1,014.29	10.86	2.15
Class 529-E - actual return	1,000.00	1,034.03	7.70	1.51
Class 529-E - assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class 529-F-1 - actual return	1,000.00	1,035.93	5.82	1.14
Class 529-F-1 - assumed 5% return	1,000.00	1,019.35	5.77	1.14
Class R-1 - actual return	1,000.00	1,031.30	10.29	2.02
Class R-1 - assumed 5% return	1,000.00	1,014.94	10.20	2.02
Class R-2 - actual return	1,000.00	1,031.60	10.03	1.97
Class R-2 - assumed 5% return	1,000.00	1,015.19	9.95	1.97
Class R-2E - actual return	1,000.00	1,034.42	7.90	1.55
Class R-2E - assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-3 - actual return	1,000.00	1,033.91	7.90	1.55
Class R-3 - assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-4 - actual return	1,000.00	1,035.46	6.38	1.25
Class R-4 - assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class R-5E - actual return	1,000.00	1,036.20	5.56	1.09
Class R-5E - assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-5 - actual return	1,000.00	1,036.95	4.85	.95
Class R-5 - assumed 5% return	1,000.00	1,020.31	4.81	.95
Class R-6 - actual return	1,000.00	1,037.24	4.55	.89
Class R-6 - assumed 5% return	1,000.00	1,020.61	4.51	.89

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Developing World Growth and Income Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2016:

Foreign taxes	$0.02 per share
Foreign source income	$0.29 per share
Qualified dividend income	100%
Corporate dividends received deduction	$1,681,000
U.S. government income that may be exempt from state taxation	$38,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

34	American Funds Developing World Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2013	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Vanessa C. L. Chang, 1952	2013	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2013	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	2013	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2013	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
James J. Postl, 1946	2013	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	Pulte, Inc.
Margaret Spellings, 1957	2013	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2013	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	Alexza Pharmaceuticals, Inc.

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Shaw B. Wagener, 1959 Vice Chairman of the Board and President	2013	Chairman of the Board, Capital Group International, Inc.;[7] Chairman of the Board, Capital International, Inc.;[7] Director, Capital Group Private Markets, Inc.;[7] Partner — Capital International Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Developing World Growth and Income Fund	35

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Noriko H. Chen, 1967 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
F. Chapman Taylor, 1959 Senior Vice President	2013	Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Vice President	2013	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Viviane T. Russo, 1981 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2013	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of F. Chapman Taylor and Shaw B. Wagener, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	American Funds Developing World Growth and Income Fund

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2016, portfolio of American Funds Developing World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$72,000
2016	$123,000

b) Audit-Related Fees:
2015	$1,000
2016	$1,000

c) Tax Fees:
2015	$3,000
2016	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:

2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,183,000
2016	$1,098,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,467,000 for fiscal year 2015 and $1,183,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
November 30, 2016
Common stocks 90.35% Financials 15.02%	Shares	Value (000)
MONETA Money Bank, AS, non-registered shares[1,2]	14,395,258	$47,035
Discovery Ltd.[1]	5,620,366	44,474
First Gulf Bank PJSC[1]	11,899,338	37,644
China Pacific Insurance (Group) Co., Ltd., Class H1	8,925,400	34,644
Moscow Exchange MICEX-RTS PJSC[1]	17,407,397	32,077
Union National Bank PJSC[1]	20,465,786	25,154
Credicorp Ltd.	122,200	19,148
Shinhan Financial Group Co., Ltd.[1]	452,754	17,102
AIA Group Ltd.[1]	1,771,200	10,786
Banco Bradesco SA, preferred nominative (ADR)	1,213,920	10,500
Akbank TAS[1]	4,522,306	9,902
Siam Commercial Bank PCL[1]	2,263,800	9,276
ICICI Bank Ltd.[1]	2,329,430	9,037
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	1,725,900	8,476
Sberbank of Russia[1]	3,235,447	7,984
Grupo Financiero Inbursa, SAB de CV	5,620,500	7,665
Bank Central Asia Tbk PT1	5,299,800	5,609
Itaú Unibanco Holding SA, preferred nominative (ADR)	477,163	4,934
		341,447
Consumer staples 13.91%
Unilever PLC[1]	1,244,040	49,660
Thai Beverage PCL[1]	55,467,000	33,798
Shoprite Holdings Ltd.[1]	2,234,408	29,702
Carlsberg A/S1	341,587	28,967
Nestlé SA1	383,019	25,768
Philip Morris International Inc.	267,100	23,580
Magnit PJSC[1]	140,000	22,899
British American Tobacco PLC[1]	413,200	22,660
Danone SA1	317,894	19,965
Diageo PLC[1]	627,700	15,719
PZ Cussons PLC[1]	3,890,500	15,032
Olam International Ltd.[1]	8,761,600	12,240
Mead Johnson Nutrition Co.	133,200	9,602
Fomento Económico Mexicano, SAB de CV	829,000	6,483
		316,075
Information technology 12.61%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	14,911,000	85,438
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	13,990
Delta Electronics, Inc.[1]	11,827,407	59,310
MediaTek Inc.[1]	3,394,000	23,526
Quanta Computer Inc.[1]	10,325,000	19,219
Broadcom Ltd.	105,800	18,038
Vanguard International Semiconductor Corp.[1]	8,632,000	16,258
VTech Holdings Ltd.[1]	1,088,300	14,038
Accenture PLC, Class A	113,000	13,496
American Funds Developing World Growth and Income Fund — Page 1 of 5

Common stocks Information technology (continued)	Shares	Value (000)
MercadoLibre, Inc.	56,400	$8,901
Tech Mahindra Ltd.[1]	699,770	4,984
Infosys Ltd.[1]	333,800	4,772
Catcher Technology Co., Ltd.[1]	631,000	4,545
		286,515
Consumer discretionary 12.12%
Sands China Ltd.[1]	11,380,000	55,906
Astra International Tbk PT1	75,585,000	41,996
Matahari Department Store Tbk PT1	26,227,800	27,840
Wynn Macau, Ltd.[1]	10,999,600	20,339
Pacific Textiles Holdings Ltd.[1]	16,554,791	19,263
PT Surya Citra Media Tbk[1]	100,412,000	18,542
Hyundai Motor Co., Series 2[1]	163,432	13,855
Hyundai Motor Co.[1]	34,794	3,973
Grupo Sanborns, SAB de CV, Series B1	14,235,410	16,134
Minth Group Ltd.[1]	4,926,000	16,119
Stella International Holdings Ltd.[1]	8,953,000	15,154
Naspers Ltd., Class N1	51,876	7,537
Chow Sang Sang Holdings International Ltd.[1]	3,784,000	7,082
Shenzhou International Group Holdings Ltd.[1]	877,000	5,386
YUM! Brands, Inc.	68,500	4,342
Yum China Holding, Inc.[2]	68,500	1,926
		275,394
Telecommunication services 7.95%
América Móvil, SAB de CV, Series L (ADR)	4,554,900	55,160
HKT Trust and HKT Ltd., units[1]	23,480,960	30,615
Bharti Airtel Ltd.[1]	5,170,957	24,484
Singapore Telecommunications Ltd.[1]	8,245,700	21,673
Globe Telecom, Inc.[1]	719,605	21,226
MTN Group Ltd.[1]	1,800,000	14,499
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	29,672,300	8,300
MegaFon PJSC (GDR)[1]	527,095	4,606
		180,563
Industrials 7.61%
CCR SA, ordinary nominative	8,672,300	37,720
CTCI Corp.[1]	16,667,000	26,306
BTS Rail Mass Transit Growth Infrastructure Fund[1]	52,714,700	17,300
Haitian International Holdings Ltd.[1]	8,335,000	16,642
AirTAC International Group[1]	2,042,250	15,453
International Container Terminal Services, Inc.[1]	8,631,900	12,520
Airbus Group SE, non-registered shares[1]	184,650	11,761
IJM Corp. Bhd.[1]	15,083,400	10,890
SEEK Ltd.[1]	967,277	10,594
Beijing Enterprises Holdings Ltd.[1]	1,590,500	7,332
Edenred SA1	309,877	6,509
		173,027
Materials 5.72%
Alrosa PJSC[1]	26,543,853	38,335
Vale SA, Class A, preferred nominative	4,848,867	36,631
LafargeHolcim Ltd.[1]	383,861	20,466
Rio Tinto PLC[1]	393,400	14,831
American Funds Developing World Growth and Income Fund — Page 2 of 5

Common stocks Materials (continued)	Shares	Value (000)
Potash Corp. of Saskatchewan Inc. (CAD denominated)	696,600	$12,705
Newcrest Mining Ltd.[1]	497,619	7,065
		130,033
Health care 4.46%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,465,500	39,169
Odontoprev SA, ordinary nominative	6,531,100	22,594
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	7,598,500	18,982
Sino Biopharmaceutical Ltd.[1]	16,650,000	11,448
Kalbe Farma Tbk PT1	82,088,500	9,123
		101,316
Energy 3.17%
Coal India Ltd.[1]	5,019,319	22,629
Türkiye Petrol Rafinerileri AS1	999,581	19,965
Oil Search Ltd.[1]	3,288,009	16,095
Tenaris SA (ADR)	262,900	8,468
Rosneft Oil Company OJSC (GDR)[1]	935,700	4,936
		72,093
Real estate 2.96%
Fibra Uno Administración, SA de CV	21,389,900	33,027
China Overseas Land & Investment Ltd.[1]	5,464,000	15,750
Longfor Properties Co. Ltd.[1]	8,582,500	11,018
Mapletree Greater China Commercial Trust[1]	11,070,300	7,438
		67,233
Utilities 2.59%
Electricity Generating PCL[1]	2,838,300	15,816
AES Corp.	920,600	10,541
CLP Holdings Ltd.[1]	1,076,500	10,515
Enersis Américas SA (ADR)	1,086,400	8,680
Glow Energy PCL[1]	3,664,300	8,113
Enersis Chile SA (ADR)	1,086,400	5,117
		58,782
Miscellaneous 2.23%
Other common stocks in initial period of acquisition		50,718
Total common stocks (cost: $2,202,981,000)		2,053,196
Preferred securities 0.49% Consumer discretionary 0.49%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	78,949,000	11,130
Total preferred securities (cost: $10,799,000)		11,130
Rights & warrants 2.54% Consumer staples 2.54%
Savola Group Co., warrants, expire 2017[1,3]	4,438,500	45,651
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2018[1,3]	3,000,000	12,205
Total rights & warrants (cost: $80,402,000)		57,856
American Funds Developing World Growth and Income Fund — Page 3 of 5

Convertible bonds 0.15% Energy 0.15%	Principal amount (000)	Value (000)
Cobalt International Energy, Inc., convertible notes, 2.625% 2019	$ 4,562	$1,964
Cobalt International Energy, Inc., convertible notes, 3.125% 2024	4,299	1,462
Total convertible bonds (cost: $6,505,000)		3,426
Bonds, notes & other debt instruments 0.58% Bonds & notes of governments outside the U.S. 0.38%
Argentine Republic 7.50% 2026[3]	8,500	8,598
Corporate bonds & notes 0.16% Energy 0.11%
Ecopetrol SA 5.875% 2023	2,490	2,578
Utilities 0.05%
Enersis Américas SA 4.00% 2026	1,120	1,075
Total corporate bonds & notes		3,653
U.S. Treasury bonds & notes 0.04% U.S. Treasury 0.04%
U.S. Treasury 0.75% 2017	375	374
U.S. Treasury 0.875% 2017[4]	625	626
Total U.S. Treasury bonds & notes		1,000
Total bonds, notes & other debt instruments (cost: $13,131,000)		13,251
Short-term securities 6.40%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.53% due 12/1/2016	20,000	20,000
CPPIB Capital Inc. 0.69% due 1/6/2017[3]	20,000	19,990
Emerson Electric Co. 0.44% due 12/8/2016[3]	10,600	10,599
Federal Home Loan Bank 0.52% due 2/15/2017	30,000	29,969
General Electric Co. 0.36%–0.48% due 12/1/2016–12/29/2016	47,450	47,445
Victory Receivables Corp. 0.80% due 12/2/2016[3]	17,300	17,300
Total short-term securities (cost: $145,296,000)		145,303
Total investment securities 100.51% (cost: $2,459,114,000)		2,284,162
Other assets less liabilities (0.51)%		(11,588)
Net assets 100.00%		$2,272,574
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Developing World Growth and Income Fund — Page 4 of 5

Forward currency contracts

The fund has entered into a forward currency contract as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $13,931,000.
	Settlement date	Counterparty	Contract amount		Unrealized depreciation at 11/30/2016 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	1/11/2017	Bank of America, N.A.	$3,555	£2,850	$(16)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,693,093,000, which represented 74.50% of the net assets of the fund. This amount includes $1,635,237,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $114,343,000, which represented 5.03% of the net assets of the fund.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $384,000, which represented .02% of the net assets of the fund.

Key to abbreviations and symbol
ADR = American Depositary Receipts
£ = British pounds
CAD = Canadian dollars
GDR = Global Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-0117O-S54185	American Funds Developing World Growth and Income Fund — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Funds Developing World Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the summary schedule of investments, as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of November 30, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Funds Developing World Growth and Income Fund as of November 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

January 12, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: January 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: January 31, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: January 31, 2017